                                                                       EXHIBIT 1

                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS

We consent to the inclusion in this Annual Report (Form 40-F) of North American Palladium Ltd. of our report dated February 20, 2004, with respect to the consolidated financial statements of North American Palladium Ltd. included therein.


Toronto, Canada                                   /S/ ERNST & YOUNG LLP
                                                  ---------------------
February 20, 2004                                 Chartered Accountants